UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ramius Strategic Volatility Fund
 (Class A: RVOAX)
(Class I: RVOIX)

ANNUAL REPORT
December 31, 2014

Ramius Strategic Volatility Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	12
Consolidated Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ramius Strategic Volatility Fund.  It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.ramiusmutualfunds.com

Dear Fellow Shareholder:

We are pleased to provide our annual letter for the Ramius Strategic Volatility Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance.  We appreciate your continued support.

Overview of Market Environment: January 1, 2014 – December 31, 2014

Global markets experienced minimal growth during the first quarter of 2014 as broader market indices such as the S&P 500, Russell 2000 and Merrill Lynch High Yield II Index were all up between 1 and 3%.

From an economic perspective we think the sluggish first quarter in the US appeared to be driven by both weather and over stocking in the 4th quarter of 2013, which negatively impacted inventory levels. Fundamentals in the US remained stable and consensus pointed to potentially ongoing modest improvement driven by housing, capex, improved employment conditions and fewer headwinds caused by austerity measures.

Market positioning made a major impact on markets during the first quarter with March 19 marking the turning point where market leadership changed and equity oriented momentum styles broke down in a material fashion.  As a result, hedge fund exposures and other unconstrained investors exposed to similar segments of the market reduced exposures across the board. A knock on effect to broader areas of hedge fund ownership took place as selling increased pressure to reduce exposures further.

Chinese economic growth disappointed in the first quarter of 2014, slowing considerably to a pace of less than 6% on tighter policy and weaker demand for exports. Responding to weaker growth, policymakers have shifted into easing mode in recent months.  The improvements in European growth rates appeared to have peaked early on in the quarter and Europe remained exposed to more structural headwinds, low levels of private credit expansion and greater sensitivity to China than the likes of the U.S. Lower levels of inflation introduced the specter of private asset (non-government) QE programs being introduced to counter deflationary pressure and as a result, expectations began to build that the European Central Bank (“ECB”) would be inclined to act more aggressively in the future.

On a broader emerging market (“EM”) perspective, the monetary easing from the ECB and the depressed yield volatility in the US remained supportive of EM assets. Bond yields across the EM universe continued to narrow and despite the broader views of clear differentiation in the fundamental status of EM countries, risk aligned itself on the long side of the trade and has been a noticeable source of profit and loss across multiple strategies.

Overall, global equity markets rose marginally in the second half of 2014, driven by gains in U.S. stocks.  Although the U.S. Federal Reserve ended its asset purchasing program, weak economic indicators in Asia and Europe, along with sharp declines in oil prices, adversely affected global stock markets.

Revenue growth remained key to supporting full valuations across equity markets and growth was tied to economic activity, although the drivers were different for each country.  Emerging market equities fell and generally underperformed developed market equities.

Credit markets dealt with large outflows in HY bonds despite the market not showing any signs of fundamental credit deterioration.  Positioning around this dynamic is difficult and is likely to be felt across multiple credit ratings. With the dealer community limited in position flexibility, liquidity has been less robust than before and is exacerbating the higher yields, especially as the credit market gets ready to re-learn how to own assets in a post QE world.

In the U.S., the drivers looked to be manufacturing, an improved capex cycle with positive knock on employment and consumption.  In addition to an improved picture of employment and therefore income, the balance sheet of consumers (housing and equities) expanded, resulting in households reversing a multi-year process of deleveraging their own personal balance sheets.  In summary, GDP was likely to move higher toward PMI levels.

The impact of both a stronger USD and lower growth fuelled a sell-off in commodities and cyclically sensitive segments of the market including industrials, mining and energy stocks as well as emerging markets and stocks with international revenue exposure.

Over the near term, it is likely that the anticipated normalization of interest rates and reduced QE impact on assets in the US and the UK will most likely push asset price volatility back to more normalized levels.

Performance Discussion: January 1, 2014 – December 31, 2014

From January 1, 2014 through December 31, 2014, Class A shares depreciated by -40.7% and -43.9% on a net asset value basis and including the maximum sales load of 5.50%, respectively, and Class I shares depreciated by -41.5%. The Fund underperformed its S&P 500 Mid-term VIX Futures Index (“SPX”) on a NAV basis, which declined by -16.5% during the year.  Total annual operating expenses for Class A and Class I were 2.32% and 2.07%, respectively.

In a bull market for equities, the fifth since the market bottomed in 2009, the Fund returned -40.7%.   As has been the case since the Fund's inception, equity market volatility as measured by the SPX has remained well below its five year average.  The bull market in equities has been challenging for all long volatility strategies.

The largest detractors from Fund performance during the year were from our exposure to Directional Long Volatility Indexes and to signal reliant Long/Short Volatility Indexes.  Though we saw spikes in equity market volatility in October and December, the signal reliant indicators generated negative performance in both months. The volatility subsided as quickly as it appeared and the Fund was basically not able to "keep up" with the signals.  We are continuing to explore more efficient methods of accessing long volatility, particularly in cases where volatility spikes and then quickly subsides.

The Fund is expected to experience drawdowns in equities bull markets.  We do believe, based on the Fund's behavior in the current and sustained bull market that it will perform as intended, and its benefits will be made clear, in the event of a bear market for equities or a prolonged correction.

Ramius Alternative Solutions LLC

Important Disclosures:

The views in this letter were as of January 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report.  Statements concerning financial trends or portfolio strategies are based on current market conditions, which will fluctuate.  Investment outlook, and all current and future portfolio holdings, are subject to change without notice.

Past performance is not indicative of future results and investments described herein are highly speculative and involve a high degree of risk.  An investment in the Fund is subject to risks, and you could lose money on your investment.  Additionally, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio.

In particular, the Fund’s use of swap agreements, a type of derivative, can be highly volatile, illiquid and difficult to manage.  Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leverage risk. The Fund is also at an increased risk from the commodity sector.  Exposure to the commodies markets may subject the Fund to greater volatility than investments in tradtional securities.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including changes in supply and demand relationships, weather, and numerous geopolitical factors.  The Fund is non-diversified, meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position.  The Fund is also subject to currency risk as investments in foreign currencies or financial instruments denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Neither Ramius Alternative Solutions LLC nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written or oral communication transmitted or made available to the recipient.

No part of this report may be reporoduced in any form, or referred to in any other publication, without express written permission.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

Index Descriptions:

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad U.S. economy through changes in the aggregate market value of stocks representing all major industries.

Russell 2000 Index is designed to measure the performance of the small cap segment of the U.S. equity universe.

Merrill Lynch High Yield Master II Index tracks the performance of dollar denominated corporate bonds rated lower than investment grade and issued in the U.S. market.

S&P 500 Mid-term VIX Futures Index utilizes prices of the fourth, fifth, sixth and seventh month VIX futures contracts to reflect the implied volatility of the S&P 500 at various points along the volatility forward curve.

©2015, Ramius Alternative Solutions LLC

Ramius Strategic Volatility Fund
FUND PERFORMANCE at December 31, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Mid-Term VIX Futures Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Mid-term VIX Futures Index utilizes prices of the fourth, fifth, sixth and seventh month VIX futures contracts to reflect the implied volatility of the S&P 500 at various points along the volatility forward curve. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2014	1 Year	2 Years	Since Inception (10/1/12)
Before deducting maximum sales charge
Class A¹	-40.69%	-41.24%	-40.58%
Class I²	-41.46%	-41.60%	-40.90%
After deducting maximum sales charge
Class A¹	-43.92%	-42.87%	-42.05%
S&P 500 Mid-Term VIX Futures Index	-16.52%	-31.50%	-34.02%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 6RAMIUS.

Gross and Net Expense Ratios for Class A shares were 2.32% and 2.23% respectively, and for the Class I shares were 2.07% and 1.98% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses of the Fund is in effect until April 30, 2015. In the absence of such waivers, the Fund’s returns would have been lower.

¹	Maximum sales charge for Class A shares is 5.50%. No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee.

Ramius Strategic Volatility Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2014

Number of Shares		Value
	SHORT-TERM INVESTMENTS – 85.2%
7,781,810	Fidelity Institutional Money Market Fund, 0.07%[1]	$7,781,810

Principal Amount

$1,987,100	UMB Money Market Fiduciary, 0.01%[1]	1,987,100

	TOTAL SHORT-TERM INVESTMENTS (Cost $9,768,910)	9,768,910

	TOTAL INVESTMENTS – 85.2% (Cost $9,768,910)	9,768,910
	Other Assets in Excess of Liabilities[2] – 14.8%	1,701,439

	TOTAL NET ASSETS – 100.0%	$11,470,349

[1]	The rate is the annualized seven-day yield at period end.
[2]	Includes appreciation (depreciation) on swap contracts.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

SWAP CONTRACTS
TOTAL RETURN SWAPS

Counterparty	Reference Index	Ccy	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate[3]	Maturity Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays	BCCFDUAP Index		$743,836	Receive	0.95%	11/30/2015	$-	$-
Barclays	BEFSEDHS Index		$1,000,000	Receive	1.25	10/25/2017	-	12,232
Barclays	BEFSRCCE Index		$1,449,495	Receive	0.75	10/25/2017	-	5,980
Barclays	BEFSRDVX Index		$6,885,215	Receive	N/A	8/5/2015	-	-
Barclays	BEFSRPSC Index		$1,435,104	Receive	0.75	10/25/2017	-	6,035
Barclays	BXCS1673 Index		$1,005,321	Receive	0.70	1/30/2015		-
Barclays	BXCS1682 Index		$912,860	Receive	1.20	2/27/2015	-	-
Credit Suisse	CSGADLSE Index		$1,030,210	Receive	1.25	10/30/2015	-	-
Credit Suisse	SPVXVSP Index		$6,002,580	Receive	1.30	6/3/2015	-	-
Merrill Lynch	CORRK Index		$729,217	Receive	0.60	1/21/2015	-	(915)
Merrill Lynch	MLBX2SX6 Index		$1,424,157	Receive	1.10	6/30/2015	-	-
Merrill Lynch	MLEILSDF Index	EUR	506,476	Receive	0.25	5/4/2015		6,562
Merrill Lynch	MLESDLVS Index		$4,737,488	Receive	(0.30)	1/6/2016	-	(21,559)
Morgan Stanley	MSUSVXTI Index		$7,165,898	Receive	1.25	3/4/2015	-	-
Societe General	SGIXUSGC Index		$1,300,000	Receive	0.65	7/6/2015	-	-
Societe General	SGIXVIB2 Index		$2,600,000	Receive	1-Month USD-LIBOR plus 0.50	11/4/2015	-	-
Societe General	SGIXVIER Index		$2,200,000	Receive	0.50	11/4/2015	-	-
Societe General	SGMDDHUS Index		$5,500,000	Receive	0.65	11/3/2017	-	-
UBS	UBCIV24 Index		$1,100,000	Receive	0.00	10/31/2017	-	(801)
UBS	UBEMACS Index		$1,100,000	Receive	0.00	10/30/2017	-	(3,492)
TOTAL SWAP CONTRACTS							$-	$4,042

[3]	Financing rate is based upon predetermined notional amounts.

EUR - Euro

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of December 31, 2014

Security Type	Percent of Total Net Assets
Short-Term Investments	85.2%
Total Investments	85.2%
Other Assets in Excess of Liabilities	14.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

Assets:
Investments, at value (cost $9,768,910)	$9,768,910
Segregated cash at Broker	3,751,309
Receivables:
Unsettled gain on swap transactions	91,972
Unrealized appreciation on open swap contracts	30,809
Fund shares sold	4,234
Interest	432
Due from Advisor	312
Prepaid expenses	15,930
Total assets	13,663,908

Liabilities:
Payables:
Unsettled loss on swap transactions	2,065,666
Unrealized depreciation on open swap contracts	26,767
Due to Broker	2,446
Fund shares redeemed	9,065
Distribution fees (Note 7)	19
Auditing fees	24,527
Fund accounting fees	20,690
Transfer agent fees and expenses	12,313
Chief Compliance Officer fees	2,079
Administration fees	1,608
Custody fees	1,231
Trustees' fees and expenses	1,188
Accrued other expenses	25,960
Total liabilities	2,193,559

Net Assets	$11,470,349

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$62,216,391
Accumulated net investment loss	(101,614)
Accumulated net realized loss on swap contracts	(50,648,470)
Net unrealized appreciation on swap contracts	4,042
Net Assets	$11,470,349

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$79,532
Shares of beneficial interest issued and outstanding	25,695
Redemption price*	3.10
Maximum sales charge (5.50% of offering price)**	0.18
Maximum offering price to public	$3.28

Class I Shares:
Net assets applicable to shares outstanding	$11,390,817
Shares of beneficial interest issued and outstanding	3,734,713
Redemption price	$3.05

*	A Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of the date of purchase.
**	No sales charge applies on investments of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

Investment Income:
Interest	$5,883
Total investment income	5,883

Expenses:
Advisory fees	329,841
Fund accounting fees	81,139
Transfer agent fees and expenses	56,656
Registration fees	39,818
Administration fees	37,320
Legal fees	19,039
Auditing fees	18,451
Miscellaneous	16,857
Custody fees	9,191
Chief Compliance Officer fees	8,454
Shareholder reporting fees	7,900
Trustees' fees and expenses	5,227
Insurance fees	1,426
Distribution fees (Note 7)	142

Total expenses	631,461
Advisory fees waived	(209,519)
Net expenses	421,942
Net investment loss	(416,059)

Realized and Unrealized Gain (Loss) on Swap Contracts:
Net realized loss on swap contracts	(10,665,472)
Net change in unrealized appreciation/depreciation on swap contracts	174,123

Net realized and unrealized loss on swap contracts	(10,491,349)

Net Decrease in Net Assets from Operations	$(10,907,408)

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(416,059)	$(1,011,782)
Net realized loss on swap contracts	(10,665,472)	(33,672,083)
Net change in unrealized appreciation/depreciation on swap contracts	174,123	816,264
Net decrease in net assets resulting from operations	(10,907,408)	(33,867,601)

Distributions to Shareholders:
From net investment income:
Class A	-	(37)
Class I	-	(62,297)
Total distributions to shareholders	-	(62,334)

Capital Transactions:
Net proceeds from shares sold:
Class A	184,054	32,572
Class I	1,847,237	36,279,005
Reinvestment of distributions:
Class A	-	36
Class I	-	3,561
Cost of shares redeemed:
Class A1	(88,547)	(1,252)
Class I2	(14,048,536)	(45,232,228)
Net decrease in net assets from capital transactions	(12,105,792)	(8,918,306)

Total decrease in net assets	(23,013,200)	(42,848,241)

Net Assets:
Beginning of period	34,483,549	77,331,790
End of period	$11,470,349	$34,483,549

Accumulated net investment income (loss)	$(101,614)	$122,664

Capital Share Transactions:
Shares sold:
Class A	41,709	5,846
Class I	428,163	4,844,040
Shares reinvested:
Class A	-	7
Class I	-	682
Shares redeemed:
Class A	(21,763)	(204)
Class I	(3,301,801)	(6,865,841)
Net decrease in capital share transactions	(2,853,692)	(2,015,470)

[1]	Net of redemption fee proceeds of $1,279 and $0, respectively.
[2]	Net of redemption fee proceeds of $296 and $2,419, respectively.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period October 1, 2012* through December 31, 2012
Net asset value, beginning of period	$5.21	$8.96	$10.00
Income from Investment Operations:
Net investment loss[1,2]	(0.09)	(0.11)	(0.05)
Net realized and unrealized loss on investments	(2.11)	(3.63)	(0.97)
Total from investment operations	(2.20)	(3.74)	(1.02)

Less Distributions:
From net investment income	-	(0.01)	(0.02)

Redemption fee proceeds[1]	0.09	-	-

Net asset value, end of period	$3.10	$5.21	$8.96

Total return[3]	(40.69)%	(41.78)%	(10.18)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80	$30	$1

Ratio of expenses to average net assets:
Before fees waived[6]	3.14%	2.39%	2.30%	[5,7]
After fees waived[6]	2.18%	2.10%	2.08%	[5]
Ratio of net investment loss to average net assets:
Before fees waived[6]	(3.11)%	(2.31)%	(2.17)%	[5,7]
After fees waived[6]	(2.15)%	(2.02)%	(1.95)%	[5]
Portfolio turnover rate	-%	-%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends of the underlying investment companies in which the Fund invests. The per share amount does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had fees not been waived by the Advisor. Returns shown do not include payment of maximum sales charge of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase. If the sales charges were included, total return would be lower. The returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Does not include expenses of the investment companies in which the Fund invests.
[7]	Ratios have been updated for additional disclosure.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Period October 1, 2012* through December 31, 2012
Net asset value, beginning of period	$5.21		$8.96		$10.00
Income from Investment Operations:
Net investment loss[1,2]	(0.08)		(0.12)		(0.04)
Net realized and unrealized loss on investments	(2.08)		(3.62)		(0.98)
Total from investment operations	(2.16)		(3.74)		(1.02)

Less Distributions:
From net investment income	-		(0.01)		(0.02)

Redemption fee proceeds[1]	-	[3]	-	[3]	-	[3]

Net asset value, end of period	$3.05		$5.21		$8.96

Total return[4]	(41.46)%		(41.75)%		(10.18)%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,391		$34,454		$77,331

Ratio of expenses to average net assets:
Before fees waived[7]	2.89%		2.14%		2.05%	[6,8]
After fees waived[7]	1.93%		1.85%		1.83%	[6]
Ratio of net investment loss to average net assets:
Before fees waived[7]	(2.86)%		(2.06)%		(1.92)%	[6,8]
After fees waived[7]	(1.90)%		(1.77)%		(1.70)%	[6]
Portfolio turnover rate	-%		-%		-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends of the underlying investment companies in which the Fund invests. The per share amount does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had fees not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.
[7]	Does not include expenses of the investment companies in which the Fund invests.
[8]	Ratios have been updated for additional disclosure.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2014

Note 1 – Organization
Ramius Strategic Volatility Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve positive return in extended unfavorable equity markets (such as a long-term decline in the equity markets) while minimizing the cost of providing such protection in other market environments. The Fund commenced investment operations on October 1, 2012, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary
The Ramius Strategic Volatility Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Ramius Strategic Volatility Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Ramius Alternative Solutions LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary may invest without limitation in commodity-linked swap agreements. The inception date of the Subsidiary was October 26, 2012. As of December 31, 2014, assets of the Fund were $13,663,908, of which $2,533,958, or approximately 19%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Swap Contracts
Swap agreements are over-the-counter contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investment or instrument. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of swaps or securities or commodities representing a particular index. The Fund intends to enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

The total return swap contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. Premiums paid to or by the Fund are accrued daily and included in realized gain or loss on swaps. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

(c) Money Market Investments
The Fund invests a significant amount (67.9% as of December 31, 2014) in the Fidelity Institutional Money Market Fund (“FMPXX”). FMPXX Invests in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company, U.S. Government securities and repurchase agreements. FMPXX may invest more than 25% of its total assets in the financial services sector.

FMPXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per September 30, 2014 Annual report of Fidelity Institutional Money Market Fund was 0.18%.

The Fund invests a significant amount (17.3% as of December 31, 2014) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publically traded on open markets.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At December 31, 2014, these segregated margin deposit accounts are denoted in the Fund’s Consolidated Statement of Assets and Liabilities.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Alternative Solutions LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.20% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual fund operating expenses (excluding any Subsidiary expenses, acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.00% and 1.75% of the average daily net assets of the Fund's Class A and Class I shares, respectively. This agreement is effective until April 30, 2015, and may be terminated by the Trust's Board of Trustees.

The Advisor also is the investment advisor for the Subsidiary. The Subsidiary has agreed to pay the Advisor advisory fee at the annual rate of 1.20% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The Subsidiary advisory fee in the amount of $67,182 incurred and waived for the year ended December 31, 2014 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations.

For the year ended December 31, 2014, the Advisor waived $142,337 of its advisory fees for the Fund and $67,182 of its advisory fees for the Subsidiary. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At December 31, 2014, the amount of these potentially recoverable expenses was $202,696. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to not seek reimbursement of the advisory fees waived for the Subsidiary. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

2015	$13,315
2016	47,044
2017	142,337

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Consolidated Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 1, 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2014, are reported on the Consolidated Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2014, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$9,768,910
Gross unrealized appreciation	-
Gross unrealized depreciation	-
Net unrealized appreciation (depreciation) on investments	$-

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (613,170)	$ 191,781	$ 421,389

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

As of December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(50,552,919)
Net unrealized appreciation (depreciation) on investments	-
Net unrealized appreciation on swap contracts	4,042
Other differences	(197,165)
Total accumulated deficit	$(50,746,042)

“Other differences” in the above table are primarily attributable to non-deductable expenses, net operating losses, and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$-	$62,334
Long-term capital gains	-	-
Total distributions paid	$-	$62,334

At December 31, 2014, the Fund had accumulated capital loss carry forwards as follows:

	Short-Term	Long-Term	Total
Not Subject to Expiration	$34,772,511	$13,188,337	$47,960,848

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ taxable year. As of December 31, 2014, the Fund had $2,592,071 of Post-October losses.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended December 31, 2014, the Fund received $1,575 in redemption fees.

Note 6 – Investment Transactions
The Fund’s primary strategy consists of investing principally in an actively managed portfolio of swap agreements with respect to underlying indexes published by third party banks and financial institutions. The Fund did not have any purchases or sales of investments with maturities of one year or more during the year ended December 31, 2014.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended December 31, 2014, distribution fees incurred with respect to Class A shares are disclosed on the Consolidated Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Short-Term Investments	$9,768,910	$-	$-	$9,768,910
Other Financial Instruments*
Total Return Swap Contracts	-	30,809	-	30,809
Total Assets	$9,768,910	$30,809	$-	$9,799,719

Liabilities
Other Financial Instruments*
Total Return Swap Contracts	$-	$26,767	$-	$26,767
Total Liabilities	$-	$26,767	$-	$26,767

*	Other financial instruments are derivative instruments such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in swap contracts during the year ended December 31, 2014.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2014 by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Consolidated Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/ depreciation on open swap contracts	Equity contracts Foreign exchange contracts Volatility contracts	$30,809 - -	$915 4,293 21,559
Total		$30,809	$26,767

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Swap Contracts
Commodity contracts	$116,491
Equity contracts	(518,784)
Foreign exchange contracts	26,217
Volatility contracts	(10,289,396)
Total	$(10,665,472)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Swap Contracts
Commodity contracts	$449
Equity contracts	65,928
Foreign exchange contracts	30,719
Volatility contracts	77,027
Total	$174,123

The notional amounts of swap contracts are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments as of December 31, 2014 are as follows:

Derivatives not designated as hedging instruments
Commodity contracts	Swap contracts	Notional amount	$9,238,455
Equity contracts	Swap contracts	Notional amount	18,877,975
Foreign exchange contracts	Swap contracts	Notional amount	2,600,000
Volatility contracts	Swap contracts	Notional amount	46,402,853

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Consolidated Statement of Assets and Liabilities (“SAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

			Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Description/Financial Instrument/Consolidated Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	Barclays	$24,247	$-	$-	$24,247
	Merrill Lynch	6,562	(6,562)	-	-
Unrealized depreciation on open swap contracts – liability payable	Merrill Lynch	22,474	(6,562)	(15,912)	-
	UBS	4,293	-	(4,293)	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the company to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the company to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Ramius Strategic Volatility Fund

We have audited the accompanying statement of assets and liabilities of the Ramius Strategic Volatility Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 1, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ramius Strategic Volatility Fund as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period October 1, 2012 to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 2, 2015

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 6RAMIUS. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:
Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	76	None.
Interested Trustees:
John P. Zader a‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	76	Investment Managers Series Trust II, a registered investment company.

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust and Ramius Alternative Solutions LLC (the “Investment Advisor”) with respect to the Ramius Strategic Volatility Fund series of the Trust (the “Fund”) and Ramius Strategic Volatility MF LTD (the “Subsidiary”), the wholly-owned Cayman subsidiary of the Fund, for additional one-year terms. In approving renewal of the Advisory Agreements, the Board, including the Independent Trustees, determined that renewal of each Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund, the Subsidiary and the Advisory Agreements from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund and the Subsidiary; reports comparing performance of the Fund with returns of the S&P 500 VIX Mid Term Futures Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Bear Market fund universe (the “Performance Universe”) for the one-year period ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Bear Market fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreements.

In approving renewal of the Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The Board observed that the materials they reviewed indicated that the total return of the Fund for the one-year period was above the return of the S&P 500 VIX Mid Term Futures Index but below the median returns of the Performance Universe by 46.03% basis points and the Performance Peer Group by 14.16% basis points. The Trustees considered that the Fund’s strategy was unique, which made construction of a peer group difficult, and that because Morningstar, Inc. had been unable to find any funds with similar strategies to that of the Fund, Morningstar, Inc. had constructed the Performance Peer Group using funds that performed similarly to the Fund. The Trustees concluded that the Index provided the most relevant measure for evaluating the performance of the Fund, and also considered the Investment Advisor’s belief that the Fund would likely generate positive returns during a period of pronounced volatility in the equity and debt markets, typically exhibited at the end of a bull market phase or the beginning of a bear phase (a typical market cycle, which the Fund had not yet experienced since the commencement of its operations).

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund and the Subsidiary. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund and the Subsidiary, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund and the Subsidiary. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund and the Subsidiary are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were above the Expense Peer Group median by 0.30% and above the Expense Universe median by 0.45%. The Board noted, however, that during the year ended June 30, 2014, the Investment Advisor had waived a portion of its advisory fees with respect to the Fund because of its low asset levels and that the Fund’s effective advisory fee was therefore lower than its gross advisory fee. The Trustees also considered that the Investment Advisor does not manage assets for any other client assets using the same strategies as those of the Fund, and therefore it could not compare the Fund’s advisory fees with those of any other clients of the Investment Advisor. In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the Expense Peer Group median by 0.34% and higher than the Expense Universe median by 0.08%. The Board noted, however, that the Fund’s average net assets as of June 30, 2014, were significantly lower than the average asset size of funds in the Expense Peer Group.

The Board noted that the Subsidiary pays the Investment Advisor compensation at the same fee rate as that of the Fund, but that the Investment Advisor has agreed to waive advisory fees with respect to the Fund in an amount equal to the fees it receives from the Subsidiary, so that the Investment Advisor does not receive multiple management fees with respect to the Fund’s assets. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under each Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund and the Subsidiary.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had waived a significant portion of its fees, and determined that the profit level was reasonable. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including underwriting concessions paid to the Investment Advisor’s affiliates, research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreements is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreements.

Ramius Strategic Volatility Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution fees (Class A shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/14	12/31/14	7/1/14 – 12/31/14
Class A	Actual Performance	$ 1,000.00	$ 707.10	$ 9.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.20	11.08
Class I	Actual Performance	1,000.00	696.30	8.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.41	9.87

*	Expenses are equal to the Fund’s annualized expense ratios of 2.18% and 1.94% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Ramius Strategic Volatility Fund
a series of  Investment Managers Series Trust

Investment Advisor
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ramius Strategic Volatility Fund – Class A	RVOAX	461418 154
Ramius Strategic Volatility Fund – Class I	RVOIX	461418 147

Privacy Principles of the Ramius Strategic Volatility Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Strategic Volatility Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Strategic Volatility Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (877) 6RAMIUS.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/11/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/11/2015